SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934


Check the appropriate box:

[X] Preliminary Information Statement

[ ] Definitive Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2))


                             YTB INTERNATIONAL, INC.

                    (formerly REZCONNNECT TECHNOLOGIES, INC.)

                (Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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


                             YTB INTERNATIONAL, INC.

                    (formerly REZconnect Technologies, Inc. )

                                    NOTICE OF

                      2005 SPECIAL MEETING OF SHAREHOLDERS

                               January ____ , 2005


To the Shareholders:

Notice is hereby given that the 2005 Special Meeting of Shareholders of YTB International, Inc., a Delaware corporation (formerly REZconnect Technologies, Inc., a New York corporation) (the "Company"), will be held at the offices of the Company, 560 Sylvan Avenue--Suite 300, Englewood Clifs, New Jersey 07632 (201-567-8500), on February [____], 2005 [a date at least 20 days after the notice is to be forwarded] at 10:00 a.m. for the following purposes:

1. Ratification of a Merger between the Company and Yourtravelbiz.com, Inc, including issuance of common shares and preferred shares to Yourtravelbiz.com, Inc. stockholders as more fully described in this Information Statement;
2. Ratification of the Company's Reincorporation in Delaware, including a concurrent increase in authorized common shares to 50MM (from 20MM) and effecting a name change of the Company to YTB International, Inc.;
3. Approval of the Company's 2005 Stock Option and Restricted Stock Plan (the "2005 Plan"); 4. Approval of the material terms of an Equity Compensation Plan; and 5. To transact any and all other business that may properly come before the Meeting.

On behalf of the Board of Directors and Management of the Company, I am giving notice that the holders of a more than 52.9% of the issued and outstanding shares of common stock have approved Proposal 1 and more than 73.9% of such shares have approved the foregoing Proposals 2, 3 and 4. Pursuant to the provisions of New York law and the Company's certificate of incorporation, the foregoing proposals required the affirmative vote of a majority of the Company's outstanding shares of common stock which votes have been received.

Since the proposals have each already been adopted by the action of the holders of at least a majority (not less than 52.9%) of the issued and outstanding shares of common stock entitled to vote thereon, your vote is not required and this information is being provided as a matter of record. Nonetheless, all shareholders of record at the close of business on December 31, 2004 are entitled to notice of this special meeting.


             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY.

                       By order of the Board of Directors,


                    MICHAEL Y. BRENT, Chief Executive Officer
                             DEREK BRENT, Secretary




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



                               JANUARY ____, 2005

                              INFORMATION STATEMENT


                                Table of Contents
                                                                            PAGE

INTRODUCTION.........................................................      _____

PROPOSAL 1: RATIFICATION OF MERGER BETWEEN THE COMPANY AND YOURTRAVELBIZ.COM, INC, INCLUDING ISSUANCE OF COMMON AND PREFERRED SHARES TO YOURTRAVELBIZ.COM, INC. STOCKHOLDERS AS MORE FULLY DESCRIBED IN THIS INFORMATION STATEMENT _____

PROPOSAL 2: REINCORPORATE IN DELAWARE, INCLUDING AN INCREASE IN AUTHORIZED COMMON SHARES TO 50MM (FROM 20MM) AND CHANGE THE NAME OF THE COMPANY TO YTB
INTERNATIONAL, INC.                                                        _____

PROPOSAL 3: APPROVAL OF THE  COMPANY'S  2005 STOCK OPTION AND  RESTRICTED  STOCK
PLAN (THE "2005 PLAN")                                                     _____

PROPOSAL 4. APPROVAL OF THE MATERIAL TERMS OF AN EQUITY COMPENSATION PLAN  _____


SUPPLEMENTAL  INFORMATION
Voting Securities; Beneficial Ownership of the Company's Common Stock Certain Relationships and Related Party Transactions Committees of the Board of Directors Summary Executive Compensation Options/SAR Grants in Last Fiscal Year Aggregate Option/SAR Exercises and Fiscal Year-End Options/SAR Value Table Pension Arrangements Directors' Compensation and Consulting Arrangements Employment Agreement with our Chief Executive Officer Report of the Board of Directors Regarding Audit Issues Audit Fees Financial Information Systems Design and Implementation Fees All Other Fees Section 16(a) Beneficial Ownership Reporting

OTHER MATTERS
Form 10K-SB
No Other Business
Proposals for 2005 Annual Meeting


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

EXHIBITS

A. QUESTIONS AND ANSWERS

B. MERGER AND STOCK EXCHANGE AGREEMENT

C. NEW YORK CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION

D. DELAWARE CERTIFICATE OF INCORPORATION

E.. DELAWARE CERTIFICATE OF OWNERSHIP AND MERGER

F. ANNUAL REPORT ON FORM 10-K

G. LETTER OF TRANSMITTAL AND CERTIFICATE EXCHANGE INSTRUCTIONS

                                                                 Introduction

This Information Statement, dated January ____, 2004, is furnished in connection with the February ____, 2005 Special Meeting of Shareholders of YTBI International, Inc., formerly REZconnnect Technologies, Inc. (the "Company"), to be held at the offices of the Company, 560 Sylvan Avenue--Suite 300, Englewood Cliffs, New Jersey 07632 (###-##-####) on Febru-ary ___, 2005 at 10:00 a.m., and
any adjournments thereof (the "Annual Meeting"), for the purposes set forth in the notice of such meeting.

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY.

This Information Statement was mailed to shareholders on or about January_,2005.

The complete mailing address of the Company's principal executive office is 560 Sylvan Avenue, Englewood Cliffs, New Jersey 07630 (201-567-8500).

Only shareholders of record at the close of business on December 31, 2004 are entitled to participate in the Special Meeting and any adjournments thereof. At that record date, the following voting shares of the Company were outstanding:

       CLASS                             SHARES OUTSTANDING           VOTING
    -----------------                    ------------------        -------------
     Common Shares                         23,044,752               23,044,752
  Series B Convertible Preferred Shares     4,092,376                   0

Holders of all common shares will vote together as a single class on all matters expected to be acted on at the Special Meeting. Since Michael Brent, Derek Brent and Harold Kestenbaum (the "Brent Group") as well as the shareholders of Yourtravelbiz.com, Inc. (the "Tomer Group"), which in the aggregate represents more than 52.9% as to Proposal 1 and 73.9% of the outstanding common as to Proposals 2, 3 and 4 will vote in favor of the matters to be considered at the Special Meeting, Proposals 1, 2, 3 and 4 will be approved.


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

Appraisal rights are not available to shareholders with respect to any matter expected to be acted upon at the Special Meeting.

The Annual Report on Form 10-KSB of the Company for the year ended December 31, 2003 (the "Annual Report"), including the Company's audited consolidated financial statements for the year ended December 31, 2003, is being mailed to the Company's shareholders with this Information Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which a solicitation of proxies is to be made. The Annual Report for the period ended December 31, 2004 will be mailed to shareholders shortly.

At the date hereof, management of the Company has no knowledge of any business other than that described in the notice for the Annual Meeting which will be presented for consideration at such Annual Meeting.

THE COMPANY IS NOT SOLICITING PROXIES IN CONNECTION WITH THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT, AND NO VOTE OR OTHER ACTION BY THE COMPANY'S STOCKHOLDERS IS REQUIRED TO BE TAKEN IN CONNECTION WITH THIS INFORMATION STATEMENT.

More specifically, this Information Statement is being furnished to the holders of record on December 31, 2004, of the outstanding shares of common stock, $.001 par value, of the Company. Registrant has effected a restructuring and associated merger between with YourTravelBiz.com, Inc., a private direct sales travel business incorporated in Illinois ("YTB"), the closing for which New York Merger occurred December 8, 2004, the Company becoming the surviving entity. Effective January 4, 2004, as required under their associated merger agreement executed September 17, 2004 and amended November 19, 2004, the merged REZconnect Technologies, Inc., a New York corporation, reincorporated in Delaware, changed its name to YTB International, Inc. and increased its authorized common shares to 50,000,000, the preferred remaining at 5,000,000 authorized (the "Reincorporation'). The Company's new stock symbol [otcbb] is YTBL.

The Company will have three (3) Delaware subsidiaries: YourTravelBiz.com, Inc.; YTB Travel Network, Inc.; and REZconnect Technologies, Inc. Following the New York Merger, YTB became a wholly owned subsidiary of the Company; and two new wholly owned subsidiaries were formed by the Company, prior to closing, namely REZconnect Technologies, Inc. and YTB Travel Network, Inc. In addition, effective at closing of the New York Merger, , certain assets of YTB Travel and Cruises, Inc. were transferred to YTB Travel Network, Inc. and assets of the Company involved in the conduct of its travel booking business were transferred by the Company to the YTB Travel Network, Inc. subsidiary, which entity is now wholly- owned by the Company.
Questions and Answers relating to this restructuring is attached as Exhibit A and shareholders are encouraged to review this overview of the more salient elements and issues.


This Information  Statement is being provided solely for informational  purposes and is NOT being provided in connection with a vote of the
                             Company'sstockholders.


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

PROPOSAL 1: RATIFICATION OF THE MERGER OF YTB AND THE COMPANY, INCLUDING ISSUANCE OF COMMON AND PREFERRED SHARES TO YTB STOCKHOLDERS

The Merger Agreement and associated Shareholder Agreement provide that the Company's three current directors would remain in office as of the closing of the New York Merger (the "Closing Date") and YTB would designate three new directors (the "YTB Designees"). The YTB Designees took office effective upon the consummation of the New York Merger. (That occurred December 8, 2004 after, as securities standards require, a Schedule 14-F Change of Control Information Statement had been filed with the Securities and Exchange Commission and forwarded to Company shareholders of record at least 10 days in advance). For more detail about such change of control, biographical information and the prospective addition of three independent directors to the Company's Board, see "Existing Board of Directors; Board Members and YTB Designees" below.

This Information Statement is being furnished pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14c-1 promulgated thereunder. The information contained in this Information Statement concerning YTB and the YTB Designees has been furnished to the Company by YTB or the YTB Designees, and the Company assumes no responsibility for the accuracy or completeness of any such information.

Change in Control
-----------------

On September 17, 2004, the Company entered into a Stock Exchange and Merger Agreement (the "Merger Agreement") which, as Amended November 19, 2004, provided that the Company, on the Closing Date, would effect the New York Merger with YTB as outlined above. Upon consummation of these transactions, the YTB shareholders (including the Tomer Group) owned, and continue to own on a fully diluted basis, 1 share more than fifty percent (50%) of the common stock of the combined company, to be known as YTB International, Inc. ("YTBI"). Specifically, YTB shareholders were issued in the New York Merger 7,430,000 Company Common Shares--as well as 4,092,376 Series B Convertible Preferred, convertible into common shares of the merged Company.) For details of the name change and associated reincorporation of the Company in Delaware January 4, 2005, see Proposal 2 following and Exhibit A "Questions and Answers".)

The consummation of the Merger was contingent upon several factors including, but not limited to, (i) the completion of due diligence investigations by YTB and the Company of each other's business and operations and (ii) receipt of audited financial statements of YTB, to the sole satisfaction of the party conducting the investigation. Such conditions were satisfied and the New York Merger closed on and was effective on its December 8, 2004 Closing Date.

Existing Board of Directors; Board Members and YTB Designees
------------------------------------------------------------

Directors are elected at the annual meeting of stockholders receiving a majority of the votes cast when a quorum exists. Each director holds office until his successor is appointed or he resigns, unless sooner removed. During the fiscal year ended December 31, 2004, the Board of Directors held four regular quarterly meetings. For biographies of the existing Members of the Company's Board of Directors as well as the YTB Designees, see below.

The Merger Agreement and associated Shareholder Agreement provide that, on the Closing Date, the Company would cause a special meeting of the Board of directors to be held, at which meeting the size of the Board of Directors would be set at 6 members and cause the three YTB Designees to be appointed to the Company's Board of Directors. That closing and selection occurred December 8, 2004. See also the agreement to select three independent members to the Board as described in more detail below.

YTB selected Lloyd Tomer, Scott Tomer and Kim Sorensen as the YTB Designees, and that each of them has consented to serve as a director of the Company upon appointment. YTB has advised the Company that, except for Lloyd Tomer (who owns 79,700 shares) and Kim Sorensen (who owns 23,799 shares), to its knowledge, neither the YTB Designees nor any of their affiliates currently beneficially owns any equity securities or rights to acquire any securities of the Company, and no such person been involved in any transaction with the Company or any of its directors, executive officers or affiliates that is required to be disclosed pursuant to the rules and regulations of the Securities and Exchange Commission (the "SEC") other than with respect to the transactions between YTB and the Company that have been described herein and/or described in the more detailed
Merger Agreement. In addition, YTB has advised the Company that, prior to consummation of the merger, none of the YTB Designees were a director of, nor did any of them hold any position with, the Company, nor did any of them have a familial relationship with any director or executive officer of the Company.

Notwithstanding the forgoing, the Shareholder Agreement provides that, at a mutually agreed future date, the Company and YTB respectively shall name one new director (each of whom will be independent as defined under pertinent securities standards), and a third independent director will jointly be chosen by the other two independent directors. Given the period time it is expected to take to complete the selection process, including agreement on the third independent director agreed to by the other two, and given that the Company is not currently subject to the Sarbanes Oxley Act requiring at least an Audit Committee be comprised of a majority of independent directors, the Company and YTB have elected to defer such search until at least after consummation of the Merger. At the time of selection, and at least 10 days before taking office, the Company will mail to stockholders of record and file with the SEC a second Change of Control Schedule 14-F Information Statement regarding the new directors as is required by Section 14(f) of the Exchange Act.

Below are biographies of the current Members of the Board of Directors (Messrs Brent, Brent and Kestenbaum) and then the biographies of YTB Designees (Messrs. Tomer, Tomer and Sorensen):

Mr. Michael Y. Brent, Chief Executive Office and a Director, graduated from the University of Miami in June 1965 with a Bachelor of Arts in administration and accounting. From July 1965 through 1974, he was Director of Convention Sales for his family hotel business. From 1974 through 1981, Mr. Brent owned and operated his own travel company. In 1982, he helped start Travel Network, Ltd. (one of the Company's predecessors) and served as Vice President until June 1989 when he became its Chief Operating Office and a part owner. In 1994, Mr. Brent became Chairman, President and Chief Executive Officer of the Company.

Mr. Derek J. Brent, a Director as well as Secretary and Vice President/Sales, the son of Michael Y. Brent, graduated from the University of Maryland in June 1993 with a Bachelor of Business Administration and Accounting, majoring in accounting. Derek Brent has passed all necessary CPA examinations. He joined the Company's predecessor in May 1993 as sales consultant andd, in 1996, he became Director of Sales.


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

Mr. Harold Kestenbaum, Director, graduated from the University of Richmond School of Law in 1975, and is the Company's franchise and general counsel. Mr. Kestenbaum is engaged primarily in the independent practice of law, specializing in franchise and distribution law, representing franchisors only, both start-up and established, from his Garden City, New York offices. He is, among other professional roles, a founding member of the new York State Bar Association's Franchising, Distribution and Licensing Law Section.

J. Lloyd Tomer, Chairman of the Board of Directors, is a seasoned veteran of direct sales and marketing. After spending thirteen years in the ministry, he joined the A.L. Williams company (now known as Primerica Financial Services) in January 1981. He achieved the level of Senior National Sales Director in 1985 and maintained that position through 2001. While at A. L. Williams he built a successful sales organization numbering in the thousands, whose combined life insurance sales was measured in the billions, with assets under management of $750 million. He sold his A. L. Williams business in January 2002 to devote his marketing expertise to YourTravelBiz.com. He attended Anderson College in Anderson, Indiana.

Scott Tomer, a Director and President, worked with his father, Lloyd Tomer, at Primerica Financial Services from 1981- 1993. Scott earned the level of National Sales Director at Williams and had the responsibility of field support and training for their sales force, where he trained over 2,000 sales personnel. He left the Williams organization to become a Certified Financial Planner, which he continued while specializing in real estate investing prior to co- founding YourTravelBiz.com in 2001.

J. Kim Sorensen, a Director, brings to REZconnect Technologies, Inc. an extensive and successful business history. He has owned several businesses, and managed a multi-million dollar mixed real estate complex across from the Illinois state capital in Springfield. He was also a professional bowler and bowling proprietor from 1975 - 1980. He joined AL Williams in 1981 and earned the Sr. Vice President position in 1985. In 1990 Kim partnered with Lloyd Tomer to provide technical and management support for his growing sales organization through 2001. He is a co-founder of YourTravelBiz.com, and his expertise in computer technology has led to the development and management of many of the systems at YourTravlBiz.com.

The following table sets forth the name, age and position of each of the persons appointed to the combined Company's Board of Directors and each of the persons expected to be appointed as an Executive Officer of the Company following completion of the Merger described herein:




     Name                     Age             Principal Position
-----------------             ---          ------------------------
Lloyd Tomer                   70           Chairman of the Board of Directors
Michael Y. Brent*             62           Director and Chief Executive Officer
Scott Tomer                   46           Director and President
Derek Brent*                  33           Director and Secretary
Kim Sorensen*                 54           Director
Harold Kestenbaum             55           Director
================

o The existing Members of the Company's Board of Directors have served since November 1989 (Michael Brent); December 1991 (Mr.Kestenbaum); and April 1995
 (Derek Brent).


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

Under the laws of the New York (in which the Company was previously currently incorporated and the New York Merger was effected), approval of the New York Merger required the affirmative approval of the holders of a majority of all outstanding shares entitled to vote thereon. Since both the Brent Group and, to the extent of their pre-New York Merger ownership in the Company, the Tomer Group will vote in favor, this New York merger ratification Proposal 1 will be approved.

THE BOARD OF  DIRECTORS  HAS  UNANIMOUSLY  APPROVED  THE NEW YORK MERGER AND THE
  REQUISITE MAJORITY OF SHAREHOLDERS HAS VOTED IN FAVOR OF ITS IMPLEMENTATION. NO PROXY IS REQUIRED OR REQUESTED. VERY SPECIFICALLY, YOU ARE REQUESTED
                           NOT TO SEND US YOUR PROXY.

PROPOSAL 2: RATIFICATION OF REINCORPORATION IN DELAWARE CONCURRENTLY INCREASING AUTHORIZED COMMON TO 50MM SHARES (FROM 20MM) AND CHANGING THE COMPANY'S NAME TO YTB INTER-NATIONAL, INC.
--------------------------------------------------------------------------------


The Board of Directors and a 73.9% majority of the issued and outstanding shares of common have previously approved the reincorporation of the Company as a Delaware corporation through the merger by the Company into YTB International, Inc., a newly created Delaware corporation (the "Reincorporation"). The Board of Directors effected the Reincorporation of the Company in Delaware because, in its opinion, the best interests of the Company will be served. The change of domicile will not involve any change in the business, properties or management of the Company.

As a result of the Reincorporation, without any action on the part of the holder thereof, each outstanding share of common stock, par value $.001 per share, of the Company ("Common Stock") will be converted into one (1) share of common stock, par value $.001 per share, of the reincorporated Company ("Delaware Common Stock"); each option or warrant to purchase shares of common stock of the Company will be converted into an option or warrant to purchase one (1) share of common stock, par value $.001 per share, of the Company at an exercise price equal to its present exercise price; and each share of Series B Convertible Preferred Stock will be converted into a share of preferred stock in the Company with substantially equivalent rights, privileges and preferences to those they now possess. There are certain differences between New York law and Delaware law relating to the ability of the directors of the Company to grant options to employees, officers and directors without shareholder approval, the procedure and requisite vote for taking corporate action without a meeting and for approving certain corporate changes, mergers and asset sales, and procedural and substantive differences related to indemnification of officers and directors more fully discussed below under "Comparison of Delaware and New York Law." There may be unanticipated effects of the Reincorporation in addition to those described in this Information Statement.

Shareholders are reminded that Questions and Answers relating to this Reincorporation are attached as Exhibit A. Shareholders are also encouraged to review this overview of the more salient elements and issues of the Reincorporation.

Reasons for Change in the State of Incorporation . The Board of Directors believes that the Reincorporation will give the Company a greater measure of flexibility, simplicity and certainty in corporate governance than is available under New York law and will increase the marketability of the Company's securities. Several factors support that judgment, not the least of which is that the Company was originally incorporated in New York because the laws of that State were then deemed to be well adapted for the conduct of the Company's business. The corporation law of Delaware affords a flexible and modern basis for corporate action, including the ability to grant options to its directors, officers and employees. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to the Company's corporate legal affairs. Because more than 50,000 corporations are incorporated in Delaware, including a substantial number of the corporations whose securities are publicly traded, a large body of case law has developed, decided by a judiciary of corporate specialists, interpreting Delaware law in the corporate field. For these reasons, the Board of Directors believes that the Company's business and affairs can be conducted to better advantage if the Company is able to operate under Delaware law. See "Certain Significant Differences between the Corporation Laws of Delaware and New York."

Exchange of Certificates. Upon consummation of the Reincorporation January 4, 2005, each share of Common Stock of the Company automatically was converted into one share of Delaware Common Stock. No additional action on the part of the Company or any shareholder is required. Shareholders are requested to exchange their certificates representing shares of Common Stock held prior to the Reincorporation for new certificates representing shares of Delaware Common Stock. The necessary materials and instructions to effect such exchange are attached. In the event any certificate representing shares of the Company's Common Stock is not presented for exchange upon request by the Company, any dividends that may be declared after the Reincorporation will continue to be paid. Nonetheless, the Board of Directors strongly recommends that shareholders promptly submit their certificates for exchange to avoid any delays should they wish to effect transfers. Because this is a one for one exchange, no certificates for fractional shares of YTBI Common Stock will be issued. (See "Existing Board of Directors; Board Members and YTB Designees" above.)

The Reincorporation will result in (i) the Company being governed by Delaware law, which may grant officers and directors greater protection from personal liability than New York law and provides anti-takeover protections that may not be available under New York law and (ii) the officers and directors of the Company as constituted immediately prior to the Reincorporation becoming officers and directors of the restructured Company and, similarly, the persons who are currently directors of the Company becoming the Board of Directors of the restructured Company (the "New Board of Directors"). (See "Existing Board of Directors; Board Members and YTB Designees" above.)

Principal Features of  Reincorporation in Delaware

The following discussion summarizes certain aspects of the Reincorporation of the Company in Delaware. This summary is not intended to be complete and is subject to, and qualified in its entirety by reference to the Merger Agreement between the Company and YTBI, a copy of which is attached hereto as Exhibit B and the Certificate of Incorporation of YTBI (the "Delaware Certificate"), a copy of which is attached hereto as Exhibit D. Copies of the Articles of Incorporation and the By-Laws of the Company (the "New York Articles" and the "New York By-Laws," respectively) as well as the By-Laws of YTBI (the "Delaware By-Laws") are available for inspection at the principal office of the Company and copies will be sent to shareholders upon request. Se also Exhibit F, the

Company's Annual Report for the period ended December 31, 2003, the Annual report for the period ended December 31, 2004 following shortly.

In addition, the Company was authorized in the Reincorporation to issue 20,000,000 common share shares and 5,000,000 preferred shares. It had issued 18,952,375 common shares, after issuing in the New York Merger an additional 7,430,000 Company Common Shares--as well as 4,092,376 Series B Convertible Preferred (the "Merger Preferred Shares"). Accordingly, both the authorized common and preferred was basically exhausted. Accordingly, when the Rein-corporation was effected January 4, 2005, the Board of Directors and the Brent group and Tomer Group approved an increase in the Company's authorized common shares to 50MM (from 20MM) while keeping the same 5,000,000 authorized preferred. The Reincorporation did not affect the provisions of the Certificate of Incorporation relating to the Company's Series B Convertible Preferred Stock, including the ability to establish rights, preferences and priorities. [The full text of the Certificate of Incorporation is attached hereto as Exhibit D.]

At Reincorporation, the Company became governed by the Delaware Certificate, the Delaware By-Laws and the Delaware General Corporation Law (the "Del-GCL") which include a number of provisions that are not present in, the New York Articles, the New York By-Laws or the New York Business Corporation Law (the "NY-BCL"). Accordingly, as described below, a number of significant changes in shareholders' rights are effected in connection with the Reincorp-oration, some of which may be viewed as limiting the rights of shareholders. In particular, the Delaware Certificate includes a provision authorized by the Del-GCL that would limit the liability of the Company's directors for breach of fiduciary duties. Specifically, the Delaware Certificate provides directors and officers with modern limited liability and indemnification rights authorized by the Del-GCL. The Board of Directors believes that these provisions will enhance its ability to attract and retain qualified directors and encourage them to continue to make entrepreneurial decisions on behalf of the Company. Accordingly, implementation of these provisions has been included as part of the Reincorporation, the Board of Directors' believing that the Reincorporation will contribute to the long-term quality and stability of the Company's governance. For these reasons, the Board of Directors has concluded that the benefit to shareholders of improved corporate governance from the Reincorporation outweighs any possible adverse effects on shareholders of reducing the exposure of directors to liability and broadening director indemnification rights.

Upon consummation of the Reincorporation on January 4, 2005, the daily business operations of the Company continued to be conducted, as previously, at the Company's principal executive offices at 560 Sylvan Avenue--Suite 300, Englewood Cliffs, New Jersey 07632. The authorized capital stock of the Company now consists of 50,000,000 shares of Common Stock, par value $.001 per share, and 5,000,000 shares of preferred stock, $.001 par value per share (the "Preferred Stock"). The Preferred Stock will be issuable in series by action of the New Board of Directors. The New Board of Directors will continue to be authorized, without further action by the stockholders, to fix the designations, powers, preferences and other rights and the qualifications, limitations or restrictions of the unissued Preferred Stock, including shares of Preferred Stock having preferences and other terms that might discourage takeover attempts by third parties.

The New Board of Directors consists of those persons presently serving on the Board of Directors of the Company. The individuals who will serve as executive officers of YTBI are those who currently serve as executive officers of the Company. Such persons and their respective terms of office are set forth below under the caption "Existing Board of Directors; Board Members and YTB Designees" above.)

How  to Exchange REZT Certificates for YTBI Certificates

Attached as Exhibit G is a form letter of transmittal with instructions for effecting the surrender of your certificate(s) which represent issued and outstanding shares of REZconnect Technologies, Inc.'s Common Stock ("REZT Certificates"), in exchange for certificates representing the reincorporated YTBI Common Stock ("YTBI Certificates"). Upon surrender of a REZT Certificate for cancellation to a YTBI Certificate, together with a duly executed letter of transmittal, the holder of such REZT Certificate will be entitled to receive, as soon as practicable, in exchange therefor, a YTBI Certificate representing that number of shares of YTBI into which the shares of theretofore represented by the REZT Certificate so surrendered will have been converted, and the REZT Certificate so surrendered will forthwith be canceled.

Capitalization

The authorized capital of the Company, prior to the Reincorporation , consisted of 20,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The authorized capital of the Company post-Reincorporation consists of 50,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. After the Reincorporation, the Company has outstanding approximately 23,100,000 shares of Common Stock and 4,092,392 shares of Preferred Stock and are being converted into the underlying Common Stock. Accordingly, upon conversion of the Preferred Stock, the New Board of Directors will have available approximately 22,200,000 shares of Common Stock and 5,000,000 shares of Preferred Stock which are authorized but presently unissued and unreserved, and which will be available for issuance from time to time in connection with, acquisitions of other companies and other corporate purposes. The Reincorporation does not affect total stockholder equity or total capitalization of the Company.

The New Board of Directors may in the future authorize, without further stockholder approval, the issuance of such shares of Common Stock or Preferred Stock to such persons and for such consideration upon such terms as the New Board of Directors determines. Such issuance could result in a significant dilution of the voting rights and, possibly, the stockholders' equity of then existing stockholders.

There are no present plans, understandings or agreements, and the Company is not engaged in any negotiations that will involve the issuance of the Preferred Stock to be authorized. However, the New Board of Directors believes it prudent to have shares of Preferred Stock available for such corporate purposes as the New Board of Directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

It should be recognized that the issuance of additional authorized Common Stock (or Preferred Stock, the terms and conditions of which--including voting and conversion rights-- may be set at the discretion of the New Board of Directors) may have the effect of deterring or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise or to bring about removal of incumbent management or a corporate transaction such as merger. For example, the issuance of the Company's Common Stock or Preferred Stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult.

Significant Changes in the Company's Charter and By-Laws to be Implemented by the Reincorporation

Change of Corporate Name: The Reincorporation effected a change in the Company's name to "YTB International, Inc." The Board of Directors believes that this corporate name is in the best interests of the Company and its shareholders and that the name continues to reflect the nature of the Company's business emphasis.

Limitation of Liability: The Delaware Certificate contains a provision limiting or eliminating, with certain exceptions, the liability of directors to the Company and its shareholders for monetary damages for breach of their fiduciary duties. The New York Articles contain no similar provision. The Board of Directors believes that such provision will better enable the Company to attract and retain as directors responsible individuals with the experience and background required to direct the Company's business and affairs. It has become increasingly difficult for corporations to obtain adequate liability insurance to protect directors from personal losses resulting from suits or other proceedings involving them by reason of their service as directors. Such insurance is considered a standard condition of directors' engagement. However, coverage under such insurance is no longer routinely offered by insurers and many traditional insurance carriers have withdrawn from the market. To the extent such insurance is available, the scope of coverage is often restricted, the dollar limits of coverage are substantially reduced and the premiums have risen dramatically.

At the same time, directors have been subject to substantial monetary damage awards in recent years. Traditionally, courts have not held directors to be insurers against losses a corporation may suffer as a consequence of directors' good faith exercise of business judgment, even if, in retrospect the directors' decision was an unfortunate one. In the past, directors have had broad discretion to make decisions on behalf of the corporation under the "business judgment rule." The business judgment rule offers protection to directors who, after reasonable investigation, adopt a course of action that they reasonably and in good faith believe will benefit the corporation, but which ultimately proves to be disadvantageous. Under those circumstances, courts have typically been reluctant to subject directors' business judgments to further scrutiny. Some recent court cases have, however, imposed significant personal liability on directors for failure to exercise an informed business judgment with the result that the potential exposure of directors to monetary damages has increased. Consequently legal proceedings against directors relating to decisions made by directors on behalf of corporations have significantly increased in number, cost of defense and level of damages claimed. Whether or not such an action is meritorious, the cost of defense can be well beyond the personal resources of a director.

The Delaware General Assembly considered such developments a threat to the quality and stability of the governance of Delaware corporations because of the unwillingness of directors, in many instances, to serve without the protection which insurance traditionally has provided and because of the deterrent effect on entrepreneurial decision making by directors who do serve without the protection of traditional insurance coverage. In response, in 1986 the Delaware General Assembly adopted amendments to the Del-GCL which permit a corporation to include in its charter a provision to limit or eliminate, with certain exceptions, the personal liability of directors to a corporation and its shareholders for monetary damages for breach of their fiduciary duties. Similar charter provisions limiting a director's liability are not permitted under New York law.

The Board of Directors believes that the limitation on directors' liability permitted under Delaware law will assist the Company in attracting and retaining qualified directors by limiting directors' exposure to liability. The Reincorporation implements this limitation on liability of the directors of the Company, inasmuch as the Delaware Certificate provides that, to the fullest extent that the Del-GCL now or hereafter permits the limitation or elimination of the liability of directors, no director will be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty. Under such provision, the Company's directors will not be liable for monetary damages for acts or omissions occurring on or after the January 4, 2005 effective date of the Reincorporation, even if they should fail through negligence or gross negligence, to satisfy their duty of care (which requires directors to exercise informed business judgment in discharging their duties). The Delaware Certificate does not limit or eliminate any liability of directors for acts or omissions occurring prior to the Reincorporation. As provided under Delaware law, the Delaware Certificate cannot eliminate or limit the liability of directors for breaches of their duty of loyalty to the Company; acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, paying a dividend or effecting a stock repurchase or redemption which is illegal under the Del-GCL, or transactions from which a director derived an improper personal benefit. Further, the Delaware Certificate does not affect the availability of equitable remedies, such as an action to enjoin or rescind a transaction involving a breach of a director's duty of care. The Delaware Certificate pertains to breaches of duty by directors acting as directors and not to breaches of duty by directors acting as officers (even if the individual in question is also a director). In addition, the Delaware Certificate would not affect a director's liability to third parties or under the federal securities laws.

The Delaware Certificate is worded to incorporate any future statutory revisions limiting directors' liability. It provides, however, that no amendment or repeal of its provision will apply to the liability of a director for any acts or omissions occurring prior to such amendment or repeal, unless such amendment has the affect of further limiting or eliminating such liability.

The Company has not received notice of any lawsuit or other proceeding to which the Delaware Certificate might apply. In addition, the Delaware Certificate is not being included in the Delaware Certificate in response to any director's resignation or any notice of an intention to resign. Accordingly, the Company is not aware of any existing circumstances to which the Delaware Certificate might apply. The Board of Directors recognizes that the Delaware Certificate may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter stockholders from instituting litigation against directors for breach of their duty of care, even though such an action, if successful, might benefit the Company and its shareholders. However, given the difficult environment and potential for incurring liabilities currently facing directors of publicly held corporations, the Board of Directors believes that the Delaware Certificate is in the best interests of the Company and its stockholders, since it should enhance the Company's ability to retain highly qualified directors and reduce a possible deterrent to entrepreneurial decision making. In addition, the Board of Directors believes that the Delaware Certificate may have a favorable impact over the long term on the availability, cost, amount and scope of coverage of directors' liability insurance, although there can be no assurance of such an effect.

The Delaware Certificate may be viewed as limiting the rights of stockholders, and the broad scope of the indemnification provisions could result in increased expense to the Company. It believes, however, that these provisions will provide a better balancing of the legal obligations of, and protections for, directors and will contribute to the quality and stability of the Company's governance. The Board of Directors has concluded that the benefit to stockholders of improved corporate governance outweighs any possible adverse effects on stockholders of reducing the exposure of directors to liability and broadening indemnification rights. Because the Delaware Certificate deals with the potential liability of directors, the members of the Board of Directors may be deemed to have a personal interest in effecting the Reincorporation.

Indemnification: As part of the 1986 legislation permitting a corporation to limit or eliminate the liability of directors, the Delaware General Assembly, for the reasons noted under "Limitation of Liability" above also amended the provisions of the Del-GCL governing indemnification to clarify and broaden the indemnification rights which corporations may provide to their directors, officers and other corporate agents. The NY-BCL also contains broad indemnification provisions. The Delaware Certificate reflects the provisions of Delaware law, as recently amended, and, as discussed below, provides broad rights to indemnification.

In recent years, investigations, actions, suits and proceedings, including actions, suits and proceedings by or in the right of a corporation to procure a judgment in its favor (referred to together as "proceedings"), seeking to impose liability on, or involving as witnesses, directors and officers of publicly-held corporations have become increasingly common. Such pro-ceedings are typically very expensive, whatever their eventual outcome. In view of the costs and uncertainties of litigation in general, it is often prudent to settle proceedings in which claims against a director or officer are made. Settlement amounts, even if material to the corporation involved and minor compared to the enormous amounts frequently claimed, often exceed the financial resources of most individual defendants. Even in proceedings in which a director or officer is not named as a defendant he may incur substantial expenses and attorneys' fees if he is called as a witness or otherwise becomes involved in the proceeding. Although the Company's directors and officers have not incurred any liability or significant expense as a result of any proceeding to date, the potential for substantial loss does exist. As a result, an individual may conclude that the potential exposure to the costs and risks of proceedings in which he may become involved may exceed any benefit to him from serving as a director or officer of a public corporation. This is particularly true for directors who are not also officers of the corporation. The increasing difficulty and expense of obtaining directors' and officers' liability insurance discussed above has compounded the problem.

The broad scope of indemnification now available under Delaware law will permit the Company to continue to offer its directors and officers greater protection against these risks. The Board of Directors believes that such protection is reasonable and desirable in order to enhance the Company's ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of the Company with regard to the best interests of the Company and its stockholders.

The Delaware Certificate is quite different from the New York Articles and require indemnification of the Company's directors and officers to the fullest extent permitted under applicable law as from time to time in effect, with respect to expenses, liability or loss (including, without limitation, fees for attorneys, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by any person in connection with any actual or threatened proceeding by reason of the fact that such person is or was a director or officer of the Company or is or was serving at the request of the Company as a director or officer of another corporation or of a partnership, joint venture; trust, employee benefit plan or other enterprise at the request of the Company. The right to indem-nification includes the right to receive payment of expenses in advance of the final disposition of such proceeding; consistent with applicable law from time to time in effect;

provided, however, that if the Del-GCL requires the payment of such expenses in advance of the final disposition of a proceeding, payment shall be made only if such person undertakes to repay the Company if it is ultimately determined that he or she was not entitled to indemnification. Directors and officers would not be indemnified for loss, liability or expenses incurred in connection with proceedings brought against such persons otherwise than in the capacities in which they serve the Company. Under the Del-GCL, although it has no present intention to do so, the Company may, by action of the New Board of Directors, provide the same indemnification to its employees, agents, attorneys and representatives as it provides to its directors and officers. The Delaware Certificate provides that such practices are not exclusive of any other rights to which persons seeking indemnification may otherwise be entitled under any agreement or otherwise.

The Delaware Certificate specifies that the right to indemnification is a contract right. The Delaware Certificate also provides that a person seeking indemnification from the Company may bring suit against it to recover any and all amounts entitled to such person provided that such person has filed a written claim with the Company which has failed to pay such claim within thirty days of receipt thereof. In addition, the Delaware Certificate authorizes the Company to purchase and maintain indemnity insurance, if it so chooses to guard against future expense.

The  Delaware  Certificate  provides  for  payment  of  all  expenses  incurred, including those incurred to defend against a threatened proceeding. Additionally, the Delaware Certificate provides that indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. The Delaware Certificate also provides that to the extent any director or officer who is, by reason of such a position, a witness in any proceeding, he or she shall be indemnified for all reasonable expenses incurred in connection therewith.

Under Delaware law, as with New York law, rights to indemnification and expenses need not be limited to those provided by statute. As a result, under Delaware law and the Delaware Certificate, the Company will be permitted to indemnify its directors and officers, within the limits established by law and public policy, pursuant to an express contract, a by-law provision, a stockholder vote or otherwise, any or all of which could provide indemnification rights broader than those currently available under the New York Articles or expressly provided for under New York or Delaware law.

Insofar as the Delaware Certificate provides indemnification to directors or officers for liabilities arising under the Securities Act of 1933, it is the position of the Securities and Exchange Commission that such indemnification would be against public policy as expressed in such statute and, therefore, unenforceable.

The Board of Directors recognizes that the Company may in the future be obligated to incur substantial expense as a result of the indemnification rights conferred under the Delaware Certificate, which are intended to be as broad as possible under applicable law. Because directors of the Company may personally benefit from the Company's indemnification provisions, the members of the Board of Directors may be deemed to have a personal interest in the effectuation of the Reincorporation.

Defenses Against Hostile Takeovers

Introduction: While the following discussion summarizes the reasons for, and the operation and effects of, certain provisions of the Company's Certificate of Incorporation which management has identified as potentially having an anti-takeover effect, it is not intended to be a complete description of all potential anti-takeover effects, and it is qualified in its entirety by reference to the Company's Certificate of Incorporation and By Laws. A copy of the Certificate of Incorporation is included as an exhibit to this Information Statement which should be reviewed for more detailed information and the By Laws are available upon request.

In general, the anti-takeover provisions in Delaware law and the Company's Certificate of Incorporation are designed to minimize its susceptibility to sudden acquisitions of control which have not been negotiated with and approved by the Company's Board of Directors. As a result, these provisions may tend to make it more difficult to remove the incumbent members of the Board of Directors. The provisions would not prohibit an acquisition of control of the Company or a tender offer for all of its capital stock. The provisions are designed to discourage any tender offer or other attempt to gain control of the Company in a transaction that is not approved by the Board of Directors, by making it more difficult for a person or group to obtain control of the Company in a short time and then impose its will on the remaining stockholders. However, to the extent these provisions successfully discourage the acquisition of control of the Company or tender offers for all or part of the Company's capital stock without approval of the Board of Directors, they may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price of a company's stock. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Anti-takeover provisions may discourage such purchases, particularly those of less than all of the Company's stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily higher price. These provisions may therefore decrease the likelihood that a tender offer will be made, and, if made, will be successful. As a result, the provisions may adversely affect those stockholders who would desire to participate in a tender offer. These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but any attempts to acquire control which are not approved by the Board of Directors, whether or not stockholders deem such transactions to be in their best interests.

Authorized Shares of Capital Stock: The Company's Certificate of Incorporation authorizes the issuance of up to 5,000,000 shares of serial preferred stock. Shares of the Company's serial preferred stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition. This preferred stock, together with authorized but unissued shares of Common Stock (the Certificate of Incorporation authorizes the issuance of up to 50,000,000 shares), could represent additional capital stock required to be purchased by an acquiror. Issuance of such additional shares may dilute the voting interest of the Company's stockholders. If the Company's Board of Directors determined to issue an additional class of voting preferred stock to a person opposed to a proposed acquisition, such person might be able to prevent the acquisition single-handedly.

Certain Significant Differences Between the Corporation Laws of New York and Delaware


Although it is impractical to compare all of the differences between the corporation laws of New York and Delaware, the following (in addition to the above description) is a summary of certain significant differences between the provisions of New York law applicable to the Company and those of Delaware law which will be applicable to the Company.

Dividends: A New York corporation may not make distributions to shareholders if, after giving it effect, in the judgment of the board of directors: (a) The corporation would not be able to pay its debts as they become due in the usual course of business; and (b) The corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. In contrast, a Delaware corporation may pay dividends either out of surplus or, if there is no surplus, and except in very limited circumstances, out of net profits for the fiscal year in which the dividend is declared or out of net profits for the preceding fiscal year. In any event, the Company does not anticipate paying dividends in the foreseeable future.

Right to Inspect Books and Records: Under New York law, any shareholder, upon written demand at least five business days before the date on which the shareholder wishes to inspect and copy, made "in good faith and for a proper purpose, " may examine the corporation's books and records, including minutes of meetings, accounting records and the record of shareholders that are directly connected with the shareholder's purpose." Under Delaware law, any stock-holder of a corporation, regardless of his percentage of ownership, has the right to inspect the corporation's stock ledger, list of stockholders and its other books and records, upon a written demand under oath in which the stockholder states a "proper purpose" for such inspection.

Interested Director Transactions: Under both New York and Delaware law, certain contracts or transactions in which one or more of a corporation's directors have an interest are not void or voidable because of such interest if the contract or transaction is fair to the corporation when authorized or if it is approved in good faith by the shareholders or by the directors who are not interested therein after the material facts as to the contract or transaction and the interest of any interested directors are disclosed. With certain exceptions, New York and Delaware law are the same in this area. Under New York law, if approval of the Board of Directors is to be relied upon for this purpose, the contract or transaction may be approved by a majority vote of a quorum of the directors without counting the vote of the interested director or directors (except for purposes of establishing quorum). Under Delaware law, the approval of the board of directors can be obtained for the contract or transaction by the vote of a majority of the disinterested directors, even though less than a majority of a quorum. Accordingly, it is possible that certain transactions that the Board of Directors of the Company currently might not be able to approve itself because of the number of interested directors could be approved by a majority of the disinterested directors of the Company, although less than a majority of a quorum. The Company is not aware of any plans to propose any transaction involving directors of the Company which could not be approved by the Board of Directors under New York law but could be approved by the New Board of Directors under Delaware law.

Special Meetings of Shareholders: Under New York law, a special meeting of shareholders may be called by the Board of Directors or by the holders of at least 10% of the shares entitled to vote at the meeting or by such other persons or groups as may be authorized in the articles of incorporation or the by-laws.

Under  Delaware  law, a special  meeting may be called by the board of directors and only such other persons as are authorized by the certificate of incorporation or the by-laws. The Company's Certificate of Incorporation, unlike the Company's By-Laws, provides that a special meeting of stockholders may be called only by the board of directors or by a committee of the board of directors which has been duly delegated such authority by the board of directors and by no other person.

Sequestration of Shares: Delaware law provides that the shares of any person in a Delaware corporation may be attached or "sequestered" for debts or other demands. Such provision could be used to assert jurisdiction against a non-resident holder of the Delaware corporation's shares, thereby compelling the non-resident holder to appear in an action brought in a Delaware court. New York law has no comparable provision.

Certain Actions: Delaware law provides that stockholders have six years in which to bring an action against directors responsible for the payment of an unlawful dividend. Under New York law, all directors voting for or assenting to an unlawful distribution are jointly and severally liable to the corporation for the excess of the amount of dividend over what could have been distributed lawfully. New York law requires that any action be commenced within two (2) years after the date of the distribution. New York law and Delaware law require that the plaintiff held stock at the time when the transaction complained of occurred. Under New York law a successful shareholder has a statutory right to expenses, including attorney's fee, if the court so directs. Under Delaware law, recovery of fees and expenses by a successful shareholder is governed by case law.

Tender Offer and Business Combination Statutes: New York law regulates tender offers and business combinations involving New York corporations as well as certain corporations incorporated outside New York that conduct business in New York. The New York law provides that any acquisition by a person, either directly or indirectly, of ownership of, or the power to direct the voting of, 20% or more ("Control Shares") of the outstanding voting securities of a corporation is a "Control Share Acquisition." A Control Share Acquisition must be approved by a majority of each class of outstanding voting securities of such corporation excluding the shares held or controlled by the person seeking approval before the Control Shares may be voted. A special meeting of shareholders must be held by the corporation to approve a Control Share Acquisition within 50 days after a request for such meeting is submitted by the person seeking to acquire control. If the Control Shares are accorded full voting rights and the acquiring person has acquired Control Shares with a majority or more of the voting power of the Corporation, all shareholders shall have dissenter's rights as provided by applicable Florida law.

New York law regulates mergers and other business combinations between a corporation and a shareholder who owns more than 10% of the outstanding voting shares of such corporation ("Interested Shareholder"). Specifically, any such merger between a corporation and an Interested Shareholder must be approved by the vote of the holders of two-thirds of the voting shares of such corporation excluding the shares beneficially owned by such shareholder. The approval by shareholders is not required, however, if (i) such merger or business combination is approved by a majority of disinterested directors; (ii) such Interested Shareholder is the beneficial owner of at least 90% of the outstanding voting shares excluding the shares acquired directly from the subject corporation in a transaction not approved by a majority of disinterested directors; or (iii) the price paid to shareholders in connection with a merger or a similar business combination meets the statutory test of "fairness."

New York law regulates hostile takeovers by providing that an "interested stockholder," defined as a stockholder owning 15% or more of the corporation's voting stock or an affiliate or associate thereof, may not engage in a "business combination" transaction, defined to include a merger, consolidation or a variety of self-dealing transactions with the corporation for a period of three years from the date on which such stockholder became an "interested stockholder" unless (a) prior to such date the corporation's board of directors approved either the "business combination" transaction or the transaction in which the stockholder became an "interested stockholder"; (b) the stockholder, in a single transaction in which he became an "interested stockholder," acquires at least 85% of the voting stock outstanding at the time the transaction commenced
(excluding shares owned by certain employee stock plans and persons who are directors and also officers of the corporation) or (c) on or subsequent to such date, the "business combination" transaction is approved by the corporation's board of directors and authorized at an annual or special meeting of the corporation's stockholders, by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the "interested stockholder."

Thus, the effect of such provision of Delaware law is to prevent any attempted hostile takeover of a Delaware corporation from being completed for three years unless (a) at least 85% of the voting shares of the target are acquired in a single transaction; (b) at least two-thirds of the voting shares of the target, excluding the shares held by the bidder, vote in favor of the acquisition; or
(c) the corporation opts out of the statutory protection.

Federal Income Tax Consequences of the Reincorporation

The Company believes that, for federal income tax purposes, no gain or loss will be recognized by the Company or its shareholders of the Company who receive its Common Stock for their REZT Common Stock in connection with the Reincorporation. The adjusted tax basis of each whole share of the Company's Common Stock received by a shareholder of the Company as a result of the Reincorporation will be the same as the shareholder's aggregate adjusted tax basis in the shares of REZT Common Stock converted into such shares of the Company's Common Stock. A shareholder who holds Company Common Stock will include in his holding period the period held in REZT Common Stock.

BECAUSE OF THE COMPLEXITY OF THE CAPITAL GAINS AND LOSS PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986 AND BECAUSE OF THE UNIQUENESS OF EACH INDIVIDUAL'S CAPITAL GAIN OR LOSS SITUATION, STATE, LOCAL OR FOREIGN INCOME TAX CONSEQUENCES TO SHAREHOLDERS MAY VARY FROM THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE, AND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.


PROPOSAL 3: APPROVAL OF 2005 STOCK OPTION PLAN

In July 1999 and again in August 2001, the Board of Directors approved a stock option plan for its employees and directors (the "Original Plan"). Under the Original Plan, annually, employees, officers and directors of the Company as well as its consultants could be issued stock grants as part of their compensation for their services to the Corporation. Given the significant passage of time since the Original Plan was adopted and the significant structural changes of the Company that have been effected, the Board of

Directors approved on January 1, 2005 a replacement Stock Option and Restricted Stock (the "2005 Plan").

The terms of the New Plan are essentially the same as the terms of the Original Plan. Eligible participants in the New Plan are also the Company's employees, officers and directors as well as its consultants (the "Eligible Participants"). The 2005 Plan will be administered by the Compensation Committee of the Board of Directors. The 2005 Plan authorizes and entitles the Company to isssue to Eligible Participants options to purchase up to 5,000,000 common stock of the Company. The New Plan became effective as of January 1, 2005 and will continue in effect until December 31, 3005, unless otherwise terminated by the Board.

A copy of the New Plan is attached as Appendix H.

Under the laws of the Delaware (in which the Company is now incorporated), approval of the 2005 Stock Option Plan requires the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon. Since both the Brent Group and the Tomer Group voted in favor, this 2005 Stock Option Plan ratification Proposal 3 will be approved


THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE 2005 STOCK OPTION PLAN AND A MAJORITY OF SHAREHOLDERS HAS VOTED IN FAVOR OF PROPOSAL. NO PROXY IS REQUIRED OR
   REQUESTED. VERY SPECIFICALLY, YOU ARE REQUESTED NOT TO SEND US YOUR PROXY.


PROPOSAL 4:    APPROVAL OF MATERIAL TERMS OF EQUITY-BASED COMPEN-SATION  PLAN.

On January 1, 2005, the Board of Directors approved a new performance-based compensation plan for its senior executives, namely J. Lloyd Tomer (its Chairman), Michael Y. Brent (its CEO), Kim Sorensen (its President), Derek Brent (its Secretary) and J. Scott Tomer (its Treasurer), collectively the "Participating Executives." Effective as of January 1, 2005, the Equity-Based Plan is a performance-based annual incentive plan and is an elaboration of a process contemplated with the respective Participating Executive under their individual employment agreements. Since not yet drafted, the approvals here sought relate to the material terms that will be incorporated into the Equity-Based Plan. Such plan is intended to promote the growth and prosperity of the Company by providing the eligible participants with an additional incentive to contribute to the Company's success and to assist the Company in attracting and retaining the best available personnel for positions of substantial responsibility within the Company.

Under the Equity-Based Plan, in order to provide performance-based incentive compen-sation, each Participating Executive is paid a cash base salary and, in addition, a Bonus Amount as defined. Specifically, the Company has agreed to pay the Participating Executive a minimum cash bonus in respect of each fiscal year during the Participating Executive's employment hereunder (the "Bonus") equal to the Applicable Percentage (as defined below) of the Net Pre-Tax Income (as defined below) of the Corporation. The Applicable Percentage equals (a) 2.0% if the Net Pre-Tax Income of the Company is at least $500,000, but less than $1,500,000; (b) 2.25% if the Net Pre-Tax Income of the Company is at least $1,500,000 but less than $ 3,000,000; and (c) 2.5% if the Net Pre-Tax Income of the Company is at least $ 3,000,000.

For purposes of the Equity-Based Plan, the Net Pre-Tax Income of the Company is the amount determined by the Board of Directors, after consultation with the independent accountants of the Company, to be the Net Pre-Tax Income of the Corporation with respect to a given fiscal year. Such Bonus must be, among other considerations, determined based on the financial statements of the Corporation, and in a manner consistent with generally accepted accounting principles, including the exclusion of the effect of any elimination of inter-company transfers applied with respect to any entity which is not a subsidiary of the Corporation. Under the Equity-based Plan, the process outlined, including associated determinations and calculations, with respect to any fiscal year, must be made within 15 days after the Company has filed its Annual Report on Form 10-K for each year with the Securities and Exchange Commission.

Within 45 days after the end of the Company's fiscal year, based on the Company's preliminary results for such fiscal year, the Company is required to pay the Participating Executive an amount equal to 60% of the estimated minimum cash Bonus based on such preliminary results. The balance of the definitive Bonus so determined, if any, will be payable to the Participating Executive in a single lump sum no later than thirty days after the final determination has been made. All matters pertaining to the Bonus will be administered and determined by the Board of Directors (or a subcommittee thereof appointed for such purpose) in its reasonable discretion consistent with the terms of the Equity-Based Plan.

Under the laws of the Delaware (in which the Company is now incorporated), approval of the adoption of the material terms to an equity compensation plan requires the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon. Since both the Brent Group and the Tomer Group voted in favor, this equity compensation plan adoption Proposal 4 will be approved.

 THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE ADOPTION OF THE MATERIAL TERMS ON AN EQUITY-BASED COMPENSATION PLAN AND THE REQUISITE MAJORITY OF SHAREHOLDERS HAS VOTED IN FAVOR OF SUCH MATERIAL TERMS. NO PROXY IS REQUIRED OR
   REQUESTED. VERY SPECIFICALLY, YOU ARE REQUESTED NOT TO SEND US YOUR PROXY.

                            SUPPLEMENTAL DISCLOSURES

Voting Securities; Beneficial Ownership of the Company's Common Stock

The Company's common stock is the only class of equity securities that is currently outstanding and entitled to vote at a meeting of the Company's stockholders. Each share of common stock entitles the holder thereof to one (1) vote. As of December 31, 2004, 18,522,375 shares of the Company's common stock were outstanding, including 7,430,000 common shares and 4,092,376 Series B Convertible Preferred Stock issued at closing in the New York Merger and convertible into 4,092,376 shares of the Company's common stock which latter Preferred Stock was being converted in the Company's underlying Common Stock.

The following table sets forth information at December 31, 2004, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of common stock by (i) each person known by us to be the owner of more than 5% of the outstanding shares of common stock, (ii) each director, (iii) each Named Officer and (iv) all existing executive officer and directors of the Company as a group.

                                       Common Stock                Percent
  Director/Shareholder              Beneficially Owned (3)         of Class
----------------------------       ---------------------------     ---------

Michael Y. Brent (1)              5,103,032 + 200,000 options        _____
Derek Brent  (1)                  1,120,234 + 100,000 options        _____
Harold Kestenbaum (1)                20,454 + 20,000 options         _____
J. Lloyd Tomer                    ________________                   _____
J. Scott Tomer                    _______________                    _____
J. Kim Sorensen                   _______________                    _____
Directors and Officers
 as a group (6 persons)           __________                         _____%

----------

(1) The address of each of these individuals is 560 Sylvan Avenue, Englewood Cliffs, New Jersey 07632.

(2) Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

(3) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person)and which are exercisable within 60 days have been exercised.

Certain Relationships and Related-Party Transactions

Because of certain statutory and case law relating to broad discretion granted management of a company, typically directors and officers of a corporation are indemnified by and have limited monetary liability to its shareholders. Failure of management to satisfy its fiduciary responsibility to shareholders could subject management to certain claims. The following inherent or potential conflicts of interest should be considered by prospective investors before subscribing for shares.

While we may enter into transactions with affiliates in the future, we intend to continue to enter into such transactions only at prices and on terms no less favorable to us than transactions with independent third parties. See for example, the descriptions in "Summary Executive Compensation" and "Employment Agreement with Our Chief Executive Officer." In that context, we will require any director or officer who has a pecuniary interest in a matter being considered to recuse themselves from any negotiations. In any event, any debt instruments in the future are expected generally to prohibit us from entering into any such affiliate transaction on other than arm's-length terms. In addition, a majority of the Board is, and must continue to be, neither an officer nor may such person have a pecuniary interest, other than as a shareholder or director, in any transactions with us. In turn, commencing immediately, a majority of the independent Board of Directors members, defined as having no pecuniary interest in he transaction under consideration, will be required to approve all matters involving interested parties. It is expected that additional independent director(s) will be added to the Board. Moreover, an independent stock transfer agent has been appointed to assure proper issuance of stock to shareholders.

At the current time, we have no provision to issue any additional securities to management, promoters or their respective affiliates or associates. At such time as the Board of Directors adopts an employee stock option or pension plan, any issuance would be in accordance with the terms thereof and proper approval. Although we have a very large amount of authorized but unissued common stock which may be issued without further shareholder approval or notice, we intend to reserve such stock for certain offerings contemplated for continued expansion, acquisitions and properly approved employee compensation at such time as such plan is adopted.

Committees of the Board of Directors

The Company will in the future  establish an Audit  Committee in accordance with
Section 3(a)(58)(A) of the Exchange Act that will be comprised of a majority of "independent" directors as defined under pertinent securities rules. The Company and YTB have, under the Shareholder Agreement described above, agreed that, at a mutually determined future date, respectively shall name one new director (each of whom will be independent as defined under pertinent securities standards), and a third independent director will jointly be chosen by the other two independent directors. Given the period time it is expected to take to complete the associated due diligence and selection process, including agreement on the third independent director agreed to be the other two, and given that the Company is not currently subject to the Sarbanes Oxley Act requiring at least an Audit Committee be comprised of a majority of independent directors, the Company and YTB have elected to defer such search until at least after consummation of the Merger.

Once put in place. the Audit Committee, among other things, will determine engagement of the independent certified public accountants and review the scope and effect of the audit engagement. Because the Company will constitute a "controlled company" as defined under the Sarbanes-Oxley Act, the Company is exempt from being required to create a Compensation Committee or other committee(s) comprised of a majority of independent directors.

Summary Executive Compensation

The following table summarizes the total compensation paid or to be paid by the Company and its subsidiaries for services rendered during 2001, 2002 and 2003 to the six most highly compensated executive officers and contract managers of the Company or its subsidiaries (collectively, the "Specified Executives"). All employees are paid a salary commensurate with their responsibility and position. Certain officers and contract managers are paid a bonus (see chart below) based on our net income and such employee's contribution thereto. The following table sets forth certain information regarding compensation for the fiscal year ended December 31, 2003, and the two prior years, earned by or paid to our current Chief Executive Officer, other executive officers and directors (collectively the "Directors and Officers") and Ori Klein, an independent contractor managers]:

                           Fiscal      Salary/           Bonus/      Stock
Directors and Officers     Year      Consulting Fee    Commission  Options(1)(2)
-----------------------    ----      --------------   ----------   ---------
 Michael Y. Brent(2) (3)    2004       $236,000          N/A        200,000
                            2003        221,000          N/A        200,000
                            2002        152,000        54,000       200,000

 Derek J. Brent (2)         2004        120,000          N/A        100,000
                            2003         46,000         5,000       100,000
                            2002         43,000         3,000       100,000
 Harold L. Kestenbaum(4)    2004          9,000          N/A         20,000
                            2003          9,000          N/A         20,000
                            2002         15,000          N/A         20,000

(1) Messrs. M. Brent, Kestenbaum and D. Brent, our current Directors, are not paid separately for such services, whether because the individual is an employee (in the case of Messrs. M. Brent and D. Brent) or Mr. Kestenbaum (whose monthly retainer, described in (3) below, includes Board participation). Directors' out-of-pocket expenses are reimbursed upon presentation of appropriate documentation.

(2) Under our Employee Stock Option Plan, 300,000 shares of common stock have been reserved for issuance and approximately 500,000 options have been granted to date to employees. Under such Plan, each employee is annually granted a minimum of 500 shares to a maximum of 10,000 shares (based upon tenure, position and job performance). Each option is exercisable over a 3-year period. So long as the employee continues in such capacity with us, options vest 1/3 annually on the anniversary of their original grant. The plan is administered by our Board of Directors acting as a Compensation Committee.

(3) See "Agreement with our Chief Executive Officer" with regard to Michael Y. Brent's long-term compensation agreement with us.

(4) In the case of our franchise counsel, Mr. Kestenbaum is paid an annual retainer, payable in monthly installments, and does not participate in a bonus or commission arrangement.


Option/SAR Grants in Last Fiscal Year

The following table sets forth certain information with respect to stock options granted to the officers named in the Summary Compensation Table during the fiscal year ended December 31, 2004 (but not exercise):

                                        Individual Grants (1)
                                       ---------------------
                        Number of                % of Total
                         Securities            Options Granted       Exercise
                         Underlying            Employees in            Price        Expiration
 Name                 Options Granted          Fiscal Year           per Share        Date
--------             ----------------------   --------------------  -------------  --------------
Michael Y. Brent         200,000                    40%                $1.00           2006
Derek Brent              100,000                    20%                 $1.00          2006


(1)  These options are exercisable for seven years.

Aggregated Option/SAR Exercises and Fiscal Year-End Options/SAR Value Table

The following information concerns the exercise of each stock option and/or free standing SAR during the last fiscal year by each of the named executive officers and the aggregate fiscal year-end value of unexercised options and SARs.

                                                      Number of
                                               Securities Underlying            Value of Unexercised
                                                Unexercised Options at           In-The-Money Options
                                                 Fiscal Year End                  at Fiscal Year End
Name             Exercise       Realized      Exercisable/Unexercisable        Exercisable/Unexercisable
---------      ------------   ------------   ---------------------------       -------------------------
Michael Brent       -                -               -  / 200,000                     $  -  /  -

Pension Arrangements

The Company does not have a pension plan. It does have a Profit Sharing Plan, but no funding was made in 2003 and, to date, in 2004.

Directors' Compensation and Consulting Agreements

The directors of the Company are not compensated for their services as such. For
information   with  respect  to  compensation   paid  by  the  Company  and  its
subsidiaries, see the "Summary Executive Compensation Table" above.

Employment Agreement with Our  Senior Officer

The Company has entered into long-term employment agreements with J. Lloyd Tomer (its Chairman), Michael Y. Brent (its CEO), Kim Sorensen (its President), Derek Brent (its Secretary) and J. Scott Tomer (its Treasurer), collectively the "Senior Executives."
 Such agreements commence as of January 1, 2005 and expire December 31, 2009 and subject each Senior Executive to confidentiality, non-raid and non-compete provisions. Each Senior Executive will be paid, so long as they continue to be employed by the Company, will be paid, directly or indirectly, a combination of
(i) a base salary (ranging from $_______ to $_______ ) and (ii) options and/or warrants, determined by the Board acting as a Compensation Committee, based on the Company's financial performance. Each Senior Executive will continue to be subject to his confidentiality covenant and, for 3 years, his non-compete covenants. The estate of each Senior Executive also receives a death benefit in the amount of one year's salary.

Our counsel has advised us that we have a fiduciary responsibility for the safekeeping and use of all company assets. Management is accountable to each shareholder and required to exercise good faith and integrity with respect to our affairs. (For example, management cannot commingle our property of any other person, including that of any current or future member of management.) The SEC has stated that, to the extent any exculpatory or indemnification provision includes indemnification for liabilities arising under the Securities Act of 1933, it is the opinion of the SEC that this indemnification is contrary to public policy and, therefore, unenforceable. shareholders who believe that our management may have violated applicable law regarding fiduciary duties should consult with their own counsel as to their evaluation of the status of the law at that time.

According to federal and state statutes, shareholders in a corporation have the right to bring class action suites in federal court to enforce their rights under federal securities laws. shareholders who have management where the losses result from a violation of SEC rules. It should be noted, however, that it would be difficult to establish a basis for liability that we have not met these SEC standards. This is due to the broad discretion given the directors and officers of a corporation to act in our best interest.

See "Summary Executive Compensation" and "Certain Relationships and Related Transactions with Directors and Executive Officers."


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

Report of the Board of Directors Regarding Audit Issues

Dischino_& Associates has been selected as the Company's independent public accountants and auditors for 2004, commencing in _____ 2004. The Board of Directors has reviewed and discussed with management the Company's audited consolidated financial statements as of and for the year ended December 31, 2004. The Board of Directors has also discussed with Dischino & Associates the matters described in the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, as promulgated by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Board of Directors has received and reviewed the written disclosures and the letter from Dischino & Associates described in Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Dischino & Associates their independence. Based on the reviews and discussions described herein, the Board of Directors will included the audited consolidated financial statements referred to above in the Company's Annual Report on Form 10-KSB for the year ended December 31,2004 to be filed with the Securities and Exchange Commission (as was done in conjunction ti the Company's Annual report on Form 10-KSB for the year ended December 31, 2003 filed with the Securities and Exchange Commission).

Audit Fees

The aggregate fees billed in 2004 for professional services rendered for the audit of (1) our annual financial statements for the year ending December 31, 2003 and (2) the reviews of our financial statements included in all Forms 10-Q for 2004, were $17,500.

Financial Information Systems Design and Implementation Fees

The Company made no payments to Dischino & Asssociates in 2003 or 2004 for professional services relating to financial information systems design and implementation.

All Other Fees

The aggregate fees billed in 2004 for services rendered by Dischino & Associates, other than the services described in this Information Statement under the headings "Audit Fees" and "Financial Information Systems Design and Implementation Fees" above, were approximately $17,500. These fees relate primarily to tax consulting services. The Board of Directors considers the provision of these services to be compatible with maintaining the independence of Dischino & Associates.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that officers and directors, and persons who beneficially own more than 10 percent of a registered class of equity securities of the Company, file certain reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10 percent stockholders are required by SEC regulation to furnish us with copies of all
Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, or representations obtained from certain reporting persons, we believe that all filings applicable to the officers, directors and greater than 10 percent beneficial stockholders of the Company are current.

                                  OTHER MATTERS

Form 10-KSB

The Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 filed by the Company with the SEC, is being provided to you with this Information Statement. ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2003 MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE SECRETARY OF THE COMPANY, 560 Sylvan Avenue, Englewood Cliffs, New Jersey 07630, TELEPHONE: (201) 567-8500. Moreover, the Form 10-KSB for the year ended December 31, 2004 will be provided to you shortly.

No Other Business Known

The Company does not know of any other business that will be presented for consideration at the Special Meeting. However, if any other business should come before the Special Meeting, management of the Company will have discretion to act in accordance with its best judgment.

Proposals for 2005 Annual Meeting

Any shareholder wishing to submit a proposal for inclusion in the Information Statement for the Company's Annual Meeting in 2005 pursuant to the shareholder proposal rules of the SEC should submit the proposal in writing to Derek Brent, Secretary, YTB International, Inc., 560 Sylvan Avenue, Englewood Cliffs, New Jersey 07630. The Company must receive a proposal by April 15, 2005 in order to consider it for inclusion in the Information Statement with respect to the 2005 annual meeting.

In addition, the Company's By-laws require that shareholders give advance notice and furnish certain information to the Company in order to bring a matter of business before an annual meeting or to nominate a person for election as a director. Any communication relating to those By-law provisions should be directed to Michael Y. Brent at the above address.


                       EXHIBITS

A. QUESTIONS AND ANSWERS
B. AMENDED MERGER AND STOCK EXCHANGE AGREEMENT
C. NEW YORK  CERTIFICATE  OF AMENDMENT TO  CERTIFICATE  OF  INCORP-
ORATION
D. DELAWARE CERTIFICATE OF INCORPORATION [To be filed by Amendment]
E. DELAWARE  CERTIFICATE OF OWNERSHIP AND MERGER [To be filed by Amendment]
F. ANNUAL REPORT ON FORM 10-K (Previously Filed)
G. LETTER OF TRANSMITTAL
H. 2005 STOCK OPTION PLAN [To be filed by Amendment]


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